EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of International Media Acquisition Corp. (the “Company”) on Form 10-K for the year ended March 31, 2024 as filed with the Securities and Exchange Commission (the “Report”), I, Shibasish Sarkar, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: August 8, 2024

/s/ Shibasish Sarkar
Shibasish Sarkar
Chief Executive Officer
(Principal executive officer and Principal financial officer)